UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2026

SEALED AIR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12139	65-0654331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2415 Cascade Pointe Boulevard
Charlotte North Carolina	28208
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (980) 221-3235

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	SEE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 under the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously announced, on February 25, 2026, stockholders of Sealed Air Corporation (the “Company”) approved the acquisition of the Company by affiliates of Clayton, Dubilier & Rice (“CD&R”, and such acquisition, the “Transaction”) pursuant to the Agreement and Plan of Merger, dated as of November 16, 2025, by and among Sword Purchaser, LLC (the “Issuer”), Sword Merger Sub, Inc. and the Company.

This Current Report on Form 8-K is being furnished to provide notice pursuant to Rule 135c under the Securities Act of 1933, as amended (“Rule 135c”), in connection with an expected unregistered offering of debt securities and related financing arrangements. The Company has been informed that the expected debt financing for the Transaction will include the following tranches, to be incurred and/or issued in connection with the consummation of the Transaction:

•	A senior secured U.S. dollar term loan facility of approximately $4.3 billion;

•	A senior secured euro-denominated term loan facility of approximately $600 million;

•	Approximately $1.15 billion aggregate principal amount of senior secured notes;

•	Approximately $600 million aggregate principal amount of euro-denominated senior secured notes;

•	Approximately $500 million aggregate principal amount of senior unsecured notes; and

•	A senior secured revolving credit facility with commitments of up to approximately $1.4 billion.

The final terms, structure and amounts of the debt financing remain subject to market and other conditions. The debt financing is expected to be used to finance the Transaction and related transactions, including related fees and expenses, and for related purposes.

Further, concurrently with and conditional upon the closing of the Transaction, the Company currently expects to redeem its outstanding 4.000% senior notes due 2027, 6.125% senior notes due 2028, 5.000% senior notes due 2029, 7.250% senior notes due 2031 and 6.500% senior notes due 2032, in each case in accordance with the applicable indenture. This disclosure does not constitute a notice of redemption. In addition, the Company expects that approximately $450 million aggregate principal amount of the Company’s 6.875% senior notes due 2033 will remain outstanding and be secured following consummation of the Transaction.

Important Notice / Legend

This Current Report on Form 8-K is being issued pursuant to Rule 135c and does not constitute an offer to sell or the solicitation of an offer to buy any securities. Any securities referenced herein have not been and will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current expectations, estimates and projections about future events, which are subject to change. Any statements as to the expected timing, completion and effects of the Transaction involving Sealed Air, Sword Purchaser, LLC and Sword Merger Sub, Inc. or that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “intend,” “aim,” “plan,” “believe,” “could,” “seek,” “see,” “should,” “will,” “may,” “would,” “might,” “considered,” “potential,” “predict,” “projection,” “estimate,” “forecast,” “continue,” “likely,” “target” or similar expressions.

By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results to differ materially from those expressed in any forward-looking statements.

These risks, uncertainties, assumptions and other important factors that might materially affect such forward-looking statements include, but are not limited to: (i) the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction that could reduce anticipated benefits or cause the parties to abandon the Transaction; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement entered into pursuant to the Transaction; (iii) the risk that the parties to the merger agreement may not be able to satisfy the conditions to the Transaction in a timely manner or at all; (iv) the risk of any litigation relating to the Transaction; (v) the risk that the Transaction and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other business relationships and on the Company’s operating results and business generally; (vi) the risk that the Transaction and its announcement could have adverse effects on the market price of the Company’s common stock; (vii) the possibility that the parties to the Transaction may not achieve some or all of any anticipated benefits with respect to the Company’s business and the Transaction may not be completed in accordance with the parties’ expected plans or at all; (viii) the risk that restrictions on the Company’s conduct during the pendency of the Transaction may impact the Company’s ability to pursue certain business opportunities; (ix) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (x) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances requiring the Company to pay a termination fee; (xi) the risk that the Company’s stock price may decline significantly if the Transaction is not consummated; (xii) the Company’s ability to raise capital and the terms of those financings; (xiii) the risk posed by legislative, regulatory and economic developments affecting the Company’s business; (xiv) general economic and market developments and conditions, including with respect to federal monetary policy, federal trade policy, sanctions, export restrictions, interest rates, interchange rates, labor shortages, supply chain issues, changes in raw material pricing and availability, energy costs and environmental matters; (xv) changes in consumer preferences and demand patterns that could adversely affect the Company’s sales, profitability and productivity; (xvi) the effects of animal and food-related health issues on the Company’s business; and (xvii) the other risk factors and cautionary statements described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and other documents filed by the Company with the SEC.

The above list of factors is not exhaustive or necessarily in order of importance. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to, and specifically disclaims any obligation to, update any forward-looking statements, whether in response to new information, future events, or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEALED AIR CORPORATION

Date: March 5, 2026	By:	/s/ Stefanie M. Holland
	Name:	Stefanie M. Holland
	Title:	Vice President, General Counsel and Secretary (Duly Authorized Officer)